Exhibit 32.1

Certification Pursuant to 18 U.S.C Section 1350,
 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “Report”), of The Center for Wound Healing, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Andrew G. Barnett, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended: and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 13, 2010

/s/ Andrew G. Barnett
Andrew G. Barnett
Chief Executive Officer,